UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event          March 25, 2009 (March 20,2009)
 reported)                                       -------------------------------


                              L. B. Foster Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                  000-10436                 25-1324733
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


 415 Holiday Drive, Pittsburgh, Pennsylvania                      15220
--------------------------------------------------------------------------------
  (Address of principal executive offices)                      (Zip Code)


 Registrant's telephone number, including area code     (412) 928-3417
                                                        ------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed by the Registrant in a current report on Form 8-K filed with the Commission on March 6, 2009, on March 3, 2009 the Registrant's Compensation Committee approved 2009 goals for annual incentive awards under the L.B. Foster Annual Incentive Plan. Included in that report were certain terms and their related definitions. This amendment is being filed solely for the purpose of redefining certain of those terms as included herein. Other than these amended definitions, this amendment does not modify the disclosures contained in the current report filed with the Commission on March 6, 2009.

On March 20, 2009, Registrant Compensation Committee redefined "Pre-tax Income" and "Free Cash Flow" to be as follows:

"Pre-Tax Income" shall mean the pre-tax income for the Corporation or, as applicable, for an Operating Unit for the Fiscal Year, but determined in accordance with generally accepted accounting principles, including 100% of the applicable LIFO charge or credit but excluding: (i) the "Milestone Payments" or other amounts, if any, paid to the former shareholders (and their respective successors and assigns) of the DM&E arising from or in connection with the 2007 merger of the DM&E, (ii) all gains or losses arising from sales of capital assets when the sale or purchase price for an individual asset exceeds $50,000;
(iii) all expenses, costs, profits, losses or gains attributable to (a) the sale; other than sales of inventory in the ordinary course of business, of more than 25% of the assets of an "Operating Unit" or 50% of the assets of a Component in the Fiscal Year, or (b) the acquisition of a business in 2009 for a gross purchase price of more than $1M; (iv) with respect to Operating Units only, the costs of the Plan; and (v) interest, investment gains or losses arising from cash or marketable securities of $105M. Notwithstanding the foregoing, in the event more than 25% of the assets of an Operating Unit or 50% of the assets of a Component are sold, excluding sales of inventory in the ordinary course of business, during the Fiscal Year, such Operating Unit's or Component's, as applicable, Planned Pre-Tax Income shall be eliminated from all calculations (if a stipulated amount of a Component's assets are sold, the Operating Unit's Planned Pre-tax Incentive Income and Corporate Planned Pre-tax Income shall be reduced to the extent of the Component's Planned Pre-tax Income), together with the Component's or Operating Unit's, as applicable, profits, losses or Pre-tax Income for the Fiscal Year.

"Free Cash Flow" shall mean the sum of net cash provided by (or used in) operating activities, and proceeds from capital asset sales, reduced by capital expenditures on property plant and equipment as adjusted for unusual gains or losses or other transactions outside of the ordinary course of business

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          L.B. Foster Company
                                          -------------------
                                          (Registrant)


Date: March 25, 2009
      --------------
                                          /s/ David J. Russo
                                          ------------------
                                          David J. Russo
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX
                                  -------------

                                      None